Business Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Business Acquisitions	Business Acquisitions
Deliverr, Inc.

On July 8, 2022, the Company completed the acquisition of Deliverr, a company based in San Francisco, California, that provides fulfillment services to ecommerce retailers. By adding Deliverr's software, which includes machine learning and optimization technology, the Company intends to accelerate the development of Shopify's logistics offering. The Company acquired 100 percent of the outstanding shares of Deliverr in exchange for cash consideration of $1,961,864 and $9,774 in Shopify Class A subordinate voting shares. In connection with the transaction, a further $293,688 in restricted shares, RSUs and stock options were issued and are being accounted for as stock-based compensation as they are related to post-combination services. The transaction was accounted for as a business combination.
The following table summarizes the purchase price allocation of the Deliverr assets acquired and liabilities assumed at the acquisition date:

Amount $
Fair value of net tangible assets and liabilities:
Cash	263,850
Trade and other receivables, net	7,317
Other current assets	5,645
Property and equipment, net	12,833
Accounts payable and accrued liabilities	(20,360)
Other current and long-term liabilities	(309)
Fair value of identifiable intangible assets:
Acquired technology	255,000
Customer relationships	29,000
Other intangibles	4,000
Net deferred tax liability on acquired intangibles	(23,002)

Goodwill	1,437,664
Total purchase price	1,971,638

The acquired technology was valued at $255,000 using a relief-from-royalty methodology, the customer relationships were valued at $29,000 using a cost approach and other intangibles were valued at $4,000 using a relief-from-royalty methodology, and are being amortized over six, five and three years, respectively. Goodwill from the Deliverr acquisition is primarily attributable to the expected synergies that will result from integrating the Deliverr software with Shopify's logistics offering, and the acquisition of the assembled workforce. None of the goodwill recognized is deductible for income tax purposes. The deferred tax liability relates to the taxable temporary difference on the acquired intangible assets.

Donde Fashion, Inc.

On July 20, 2021, the Company completed the acquisition of software company Donde, a Delaware corporation, and its subsidiary Donde Mobile R&D Ltd. With this acquisition, the Company added engineering talent to expand its research and development capabilities. The Company acquired 100 percent of the outstanding shares of Donde in exchange for cash consideration of $50,687. The transaction was accounted for as a business combination. The operations of Donde have been consolidated into the Company’s results as of the acquisition date.
The following table summarizes the purchase price allocation of the Donde assets acquired and liabilities assumed at the acquisition date:

Amount $
Cash	887
Accounts payable and other current liabilities	(7,377)
Technology	24,000
Net deferred tax liability on acquired intangibles	(4,390)

Goodwill	37,567
Total purchase price	50,687

The acquired technology was valued at $24,000 using a cost approach and is being amortized over three years. Goodwill from the Donde acquisition is primarily attributable to the expected synergies that will result from integrating Donde and its assembled workforce. None of the goodwill recognized is deductible for income tax purposes. The deferred tax liability relates to the taxable temporary difference on the acquired intangible assets.